UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2026

LAUNCH ONE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42173	98-1781481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Grand Avenue, Suite 153 Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 692-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	LPAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LPAA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LPAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, Launch One Acquisition Corp. (the “Company”) entered into a Business Combination Agreement, dated as of June 25, 2025, as amended on August 12, 2025, September 4, 2025, September 26, 2025 and January 6, 2026 (collectively, the “BCA”) with (i) Launch One Sponsor LLC, a Delaware limited liability company, in the capacity as the SPAC Representative (as defined in the BCA) under the BCA (the “SPAC Representative”), (ii) Minovia Therapeutics Ltd., an Israeli company limited by shares (“Minovia”), (iii) Natalie Yivgi-Ohana, in the capacity as the Seller Representative (as defined in the BCA) under the BCA (the “Seller Representative”), (iv) Mito US One Ltd., an Israeli company limited by shares (“Pubco”), and (v) Mito Sub Israel Ltd., an Israeli company limited by shares and a wholly-owned subsidiary of Pubco (“Company Merger Sub”).

As of January 30, 2026, the Company, the SPAC Representative, Minovia, the Seller Representative, Pubco and Company Merger Sub entered into a Termination and Release Agreement (“Termination and Release Agreement”) pursuant to which the parties mutually agreed to terminate the BCA in its entirety pursuant to Section 8.1(a) thereof.

Concurrently with the termination of the BCA, each of the Ancillary Agreements (as defined in the BCA) were automatically terminated. As a result, the BCA and Ancillary Agreements are of no further force and effect. In addition, each party released the other parties from any and all liabilities and damages relating to the transaction documents, breaches thereunder and the proposed transactions.

The foregoing summary of the Termination and Release Agreement is qualified in its entirety by the text of the Termination and Release Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The Company and its sponsor currently intend to seek alternative ways to consummate an initial business combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Termination and Release Agreement, dated as of January 30, 2026, by and among the Company, the SPAC Representative, Minovia, the Seller Representative, Pubco and Company Merger Sub.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUNCH ONE ACQUISITION CORP.
Dated: February 3, 2026
	By:	/s/ Chris Ehrlich
	Name:	Chris Ehrlich
	Title:	Chief Executive Officer

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